UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMERICAN WATER WORKS COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2020.

AMERICAN WATER WORKS COMPANY, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 17, 2020
Date: May 13, 2020 Time: 10:00 AM ET
	Location:	The Company’s Corporate Headquarters 1 Water Street Camden, New Jersey 08102-1658

AMERICAN WATER WORKS COMPANY, INC. 1 WATER STREET CAMDEN, NJ 08102-1658	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2020 Annual Meeting of Shareholders.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT FORM OF PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend and vote at the meeting, please bring this notice and a valid, government-issued photo ID with you to the meeting. This notice represents your Admission Card to the meeting. Directions to the meeting are contained in the proxy statement. At the meeting, you will also need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the nominees listed below:

1.	Election of Directors

Nominees:

	1a.	Jeffrey N. Edwards

	1b.	Martha Clark Goss

	1c.	Veronica M. Hagen

	1d.	Kimberly J. Harris

	1e.	Julia L. Johnson

	1f.	Patricia L. Kampling

	1g.	Karl F. Kurz

	1h.	Walter J. Lynch

	1i.	George MacKenzie

	1j.	James G. Stavridis

	1k.	Lloyd M. Yates

The Board of Directors recommends that you vote FOR proposals 2 and 3.

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

3.	Ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.